American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2005 * TARGET 2010 * TARGET 2015
TARGET 2020 * TARGET 2025 * TARGET 2030
(INVESTOR CLASS)

TARGET 2005 * TARGET 2010 * TARGET 2015
TARGET 2020 * TARGET 2025 * TARGET 2030
(ADVISOR CLASS/C CLASS)

Supplement dated June 18, 2005 * Prospectuses dated February 1, 2005

TARGET 2005

The Board of Trustees has approved a plan of liquidation for the Target 2005
Fund. Under the plan, the last day investors can open a new account will be July
1, 2005; the last day Target 2005 will accept new investments from existing shareholders will be November 1, 2005; and the liquidation date of the fund will be November 18, 2005.

If you do not tell us how you want to receive your liquidation proceeds by
November 7, 2005, your money will be invested in an identically registered
American Century Prime Money Market Fund account. For additional information, please call us at

* 1-800-345-2021 for Investor Class shares
* 1-800-345-3533 for Advisor Class shares

TARGET 2030

Effective June 17, 2005, Target 2030 was liquidated and is no longer available for purchase.

SH-SPL-44271 0506